AlphaClone Alternative Alpha ETF
Schedule of Investments
December 31, 2020 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.8%
	Communication Services - 4.5%
4,300	Bandwidth, Inc. - Class A (a)(b)	$660,781
2,323	Facebook, Inc. - Class A (a)	634,551
		1,295,332
	Consumer Discretionary - 23.6%
2,334	Alibaba Group Holding, Ltd. - ADR (a)	543,192
202	Amazon.com, Inc. (a)	657,900
2,590	Carvana Company (a)(b)	620,409
10,853	Crocs, Inc. (a)	680,049
4,019	Etsy, Inc. (a)	715,020
7,218	JD.com, Inc. - ADR (a)(b)	634,462
426	MercadoLibre, Inc. (a)(b)	713,644
5,921	Peloton Interactive, Inc. - Class A (a)	898,334
1,102	Tesla, Inc. (a)(b)	777,648
2,475	Wayfair, Inc. - Class A (a)(b)	558,880
		6,799,538
	Consumer Staples - 2.2%
1,692	Costco Wholesale Corporation	637,512
	Financials - 2.7%
6,999	Evercore, Inc. - Class A	767,370
	Health Care - 28.7% (c)
11,523	ACADIA Pharmaceuticals, Inc. (a)(b)	616,019
5,211	Alexion Pharmaceuticals, Inc. (a)	814,167
8,491	Arcturus Therapeutics Holdings, Inc. (a)	368,340
2,257	BeiGene, Ltd. - ADR (a)(b)	583,186
6,016	Blueprint Medicines Corporation (a)	674,694
11,142	Fate Therapeutics, Inc. (a)(b)	1,013,142
1,421	IDEXX Laboratories, Inc. (a)	710,315
7,752	Incyte Corporation (a)	674,269
8,539	Sage Therapeutics, Inc. (a)(b)	738,709
3,816	Seagen, Inc. (a)	668,334
149,378	Stereotaxis, Inc. (a)	760,334
3,285	Teladoc Health, Inc. (a)(b)	656,869
		8,278,378
	Industrials - 2.3%
4,338	MSA Safety, Inc. (b)	648,054
	Information Technology - 35.8% (c)
1,353	Adobe, Inc. (a)	676,662
5,535	Apple, Inc.	734,439
5,361	Blackline, Inc. (a)	715,050
1,626	HubSpot, Inc. (a)	644,611
1,416	Lam Research Corporation	668,734
2,998	Microsoft Corporation	666,815
2,185	Palo Alto Networks, Inc. (a)(b)	776,527
1,548	Paycom Software, Inc. (a)	700,083
3,053	PayPal Holdings, Inc. (a)	715,013
2,204	RingCentral, Inc. - Class A (a)	835,250
1,223	ServiceNow, Inc. (a)	673,176
624	Shopify, Inc. - Class A (a)	706,337
2,023	Twilio, Inc. - Class A (a)(b)	684,786
1,712	Zebra Technologies Corporation - Class A (a)	657,973
1,368	Zoom Video Communications, Inc. - Class A (a)(b)	461,454
		10,316,910
	TOTAL COMMON STOCKS (Cost $23,007,372)	28,743,094

	SHORT-TERM INVESTMENTS - 0.2%
66,161	First American Government Obligations Fund - Class X, 0.04% (d)	66,161
	TOTAL SHORT-TERM INVESTMENTS (Cost $66,161)	66,161

Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 28.9%
8,313,141	Mount Vernon Liquid Assets Portfolio, LLC, 0.16% (d)(e)		8,313,141
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $8,313,141)		8,313,141
	Total Investments (Cost $31,386,674) - 128.9%		37,122,396
	Liabilities in Excess of Other Assets - (28.9)%		(8,325,093)
	TOTAL NET ASSETS - 100.0%		$28,797,303

		Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)	Non-income producing security.
	(b)	All or a portion of this security is on loan as of December 31, 2020. Total value of securities on loan is $8,003,136.
	(c)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(d)	Rate shown is the annualized seven-day yield as of December 31, 2020.
	(e)	Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at December 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$28,743,094	$-	$-	$28,743,094
Short-Term Investments	66,161	-	-	66,161
Investments Purchased with Proceeds from Securities Lending	-	8,313,141	-	8,313,141
Total Investments in Securities	$28,809,255	$8,313,141	$-	$37,122,396
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended December 31, 2020, the Fund did not recognize any transfers to or from Level 3.